UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2018

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On March 5, 2018, Centennial Resource Development, Inc. (the “Company”) announced the commencement of an underwritten public offering (the “Offering”) of an aggregate of 25,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company by Riverstone VI Centennial QB Holdings, L.P., REL US Centennial Holdings, LLC, Riverstone Non-ECI USRPI AIV, L.P., Silver Run Sponsor, LLC, Celero Energy Company, LP, Centennial Resource Development, LLC, NGP Centennial Follow-On LLC and CP VI-A Centennial, L.P. (collectively, the “selling stockholders”).  Certain of the selling stockholders have also granted the underwriter a 30-day option to purchase up to an aggregate of 3,750,000 additional shares of Class A Common Stock.  The selling stockholders have agreed to sell the number of shares listed below:

Selling Stockholder	Assuming the Underwriter’s Option to Purchase Additional Shares is Not Exercised	Assuming the Underwriter’s Option to Purchase Additional Shares is Exercised
Riverstone VI Centennial QB Holdings, L.P.	14,758,369	16,972,124
REL US Centennial Holdings, LLC	4,362,317	5,016,665
Riverstone Non-ECI USRPI AIV, L.P.	1,071,891	1,232,675
Silver Run Sponsor, LLC	1,312,840	1,509,766
Celero Energy Company, LP	752,315	752,315
Centennial Resource Development, LLC	2,128,462	2,535,320
NGP Centennial Follow-On LLC	466,870	556,113
CP VI-A Centennial, L.P.	146,936	175,022

The Company will not sell any shares of Class A Common Stock in the Offering and will not receive any proceeds therefrom.

On March 5, 2018, the Company issued a press release relating to the commencement of the public offering.  A copy of the press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press release, dated March 5, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: March 5, 2018

	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

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